                                                             EXHIBIT (H)(23)(D)

                              AMENDMENT NO. 10 TO
                       ADMINISTRATIVE SERVICES AGREEMENT
                       Franklin Templeton Services, LLC
                    American General Life Insurance Company

   THIS AMENDMENT is made by and between Franklin Templeton Services, LLC (the "Fund Administrator") and American General Life Insurance Company (the "Company").

   WHEREAS, The Company and the Fund Administrator have entered into an Administrative Services Agreement, dated as of July 1, 1999 (the "Agreement"), concerning certain administrative services with respect to each series ("Fund" or "Funds") of Franklin Templeton Variable Insurance Products Trust (the "Trust") listed on the Schedule B of the Agreement;

   WHEREAS, the Company and the Fund Administrator wish to amend the Agreement for the purpose of adding certain new variable life or variable annuity insurance contracts covered by the Agreement.

   NOW, THEREFORE, in consideration of past and prospective business relations, the Fund Administrator and the Company hereby amend the Agreement as follows:

1. Schedule B of the Agreement is hereby deleted in its entirety and replaced with the Schedule B attached hereto.

2. All other terms and provisions of the Agreement not amended herein shall remain in full force and effect.

This Amendment is executed effective as of December 1, 2008.

FRANLIN TEMPLETON SERVICES, LLC          AMERICAN GENERAL LIFE INSURANCE
                                         COMPANY

By:     -----------------------------    By:     -----------------------------
Name:   -----------------------------    Name:   -----------------------------
Title:  -----------------------------    Title:  -----------------------------

                                         ATTEST:

                                         By:     -----------------------------
                                         Name:   -----------------------------
                                         Title:  -----------------------------

                                                       (Corporate Seal)

                                  SCHEDULE B

                        ADMINISTRATIVE EXPENSE PAYMENTS

The Fund Administrator agrees to pay the Company a fee, computed daily and paid quarterly in arrears, equal to an annual rate as set forth below, applied to the average daily net assets of the shares of the Funds held in the subaccounts of the Accounts. The payment will be computed and paid in the manner described more completely in the Agreement.

                                                                                                    DATE OF
                                                                                                  BEGINNING OF
                                                                                                   PERIOD FOR
                       PRODUCT NAME/                                                              COMPUTATION
 #      COMPANY       REGISTRATION NO.               FUNDS OF THE TRUST               FEE RATE      OF FEE
---- -------------   ------------------   ----------------------------------------    --------    ------------
1.   American        AG Legacy Plus VUL   Class 2 Shares:                              0.15%        7/1/99
     General Life    333-89897            Templeton Foreign Securities Fund
     Insurance                            Franklin Small-Mid Cap Growth
     Company                              Securities Fund

2.   American        Corporate            Class 2 shares:                              0.15%        7/1/04
     General Life    America              Franklin Small Cap Value Securities
     Insurance       333-80191            Fund
     Company
                                          Franklin U.S. Government Fund                0.15%        8/31/07
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

3.   American        Legacy Plus VUL      Class 2 Shares:                              0.15%        7/1/99
     General Life    333-53909            Franklin Small-Mid Cap Growth
     Insurance                            Securities Fund
     Company                              Templeton Developing Markets
                                          Securities Fund
                                          Templeton Foreign Securities Fund

4.   American        Platinum Investor    Class 2 shares:                              0.15%        1/15/04
     General Life    FlexDirector         Franklin Small Cap Value Securities
     Insurance       333-109613           Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund

                                          Templeton Foreign Securities Fund            0.15%        8/31/07
                                          - Class 2

5.   American        Platinum Investor    Class 2 Shares:                              0.15%        11/1/01
     General Life    I VUL                Franklin U.S. Government Fund
     Insurance       333-42567            Mutual Shares Securities Fund
     Company                              Templeton Foreign Securities Fund

6.   American        Platinum Investor    Class 2 Shares:                              0.15%        5/1/03
     General Life    II VUL               Franklin Small Cap Value Securities
     Insurance       333-103361           Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

                                                                                                    DATE OF
                                                                                                  BEGINNING OF
                                                                                                   PERIOD FOR
                       PRODUCT NAME/                                                              COMPUTATION
 #      COMPANY       REGISTRATION NO.               FUNDS OF THE TRUST               FEE RATE      OF FEE
---- -------------   ------------------   ----------------------------------------    --------    ------------
7.   American        Platinum Investor    Class 2 Shares:                              0.15%        5/1/03
     General Life    III VUL              Franklin Small Cap Value Securities
     Insurance       333-43264            Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

8.   American        Platinum Investor    Class 2 shares:                              0.15%        1/15/04
     General Life    Immediate VA         Franklin Small Cap Value Securities
     Insurance       333-109206           Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund

                                          Templeton Foreign Securities Fund            0.15%        8/31/07
                                          - Class 2

9.   American        Platinum Investor    Class 2 shares:                              0.15%        1/15/05
     General Life    IV VUL               Franklin Small Cap Value Securities
     Insurance       333-118318           Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

10.  American        Platinum Investor    Class 2 Shares:                              0.15%        5/1/03
     General Life    PLUS VUL             Franklin Small Cap Value Securities
     Insurance       333-82982            Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

11.  American        Platinum Investor    Class 2 Shares:                              0.15%        5/1/03
     General Life    Survivor II VUL      Franklin Small Cap Value Securities
     Insurance       333-65170            Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

12.  American        Platinum Investor    Class 2 Shares:                              0.15%        5/1/03
     General Life    Survivor VUL         Franklin Small Cap Value Securities
     Insurance       333-90787            Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

13.  American        Platinum Investor    Class 2 Shares:                              0.15%        7/1/99
     General Life    Variable Annuity     Templeton Global Asset Allocation
     Insurance       333-70667            Fund
     Company                              Templeton Foreign Securities Fund

                                                                                                    DATE OF
                                                                                                  BEGINNING OF
                                                                                                   PERIOD FOR
                       PRODUCT NAME/                                                              COMPUTATION
 #      COMPANY       REGISTRATION NO.               FUNDS OF THE TRUST               FEE RATE      OF FEE
---- -------------   ------------------   ----------------------------------------    --------    ------------
14.  American        Platinum Investor    Class 2 shares:                              0.15%        2/1/06
     General Life    VIP VUL              Franklin Small Cap Value Securities
     Insurance       333-129552 and       Fund
     Company         333-137817           Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

15.  American        The One VUL          Class 2 Shares:                              0.15%        7/1/99
     General Life    Solution             Franklin Small-Mid Cap Growth
     Insurance       333-87307            Securities Fund
     Company                              Templeton Developing Markets
                                          Securities Fund

16.  American        American General     Class 1 shares:                              0.15%        4/24/06
     General Life    Signature II         Franklin Small Cap Value Securities
     Insurance       Not registered       Fund
     Company

17.  American        AIG Corporate        Class 2 shares:                              0.15%        8/31/07
     General Life    Investor VUL         Franklin Small Cap Value Securities
     Insurance       333-143072           Fund
     Company                              Franklin U.S. Government Fund
                                          Mutual Shares Securities Fund
                                          Templeton Foreign Securities Fund

18.  American        AIG Income           Class 2 shares:                              0.15%        10/1/07
     General Life    Advantage VUL        Franklin Small Cap Value Securities
     Insurance       333-144594           Fund
     Company                              Mutual Shares Securities Fund

19.  American        AIG Protection       Class 2 shares:                              0.15%        2/1/08
     General Life    Advantage VUL        Franklin Small Cap Value Securities
     Insurance       333-146948           Fund
     Company                              Mutual Shares Securities Fund

20.  American        AIG Income           Class 2 shares:                              0.15%        9/15/08
     General Life    Advantage Select     Franklin Small Cap Value Securities
     Insurance       333-151576           Fund
     Company                              Mutual Shares Securities Fund

21.  American        Survivor             Class 2 shares:                              0.15%        12/1/08
     General Life    Advantage(SM)        Franklin Small Cap Value Securities
     Insurance       VUL                  Fund
     Company         333-153068           Mutual Shares Securities Fund
                     (Form No. 08921)

22.  American        Corporate Investor   Class 2 shares:                              0.15%        12/1/08
     General Life    Select(SM) VUL       Franklin Small Cap Value Securities
     Insurance       333-153093           Fund
     Company         (Form No. 08301)     Mutual Shares Securities Fund


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